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                                                                  EXHIBIT 10.6.3

                        2002A AMENDMENT TO LOAN DOCUMENTS

     THIS 2002A AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), is made and entered into as of the 21st day of December, 2001, effective as of January 1, 2002, by and among (i) BANK ONE, KENTUCKY, NA, a national banking association with an office and place of business in Louisville, Kentucky ("the Agent Bank") (Bank One, Kentucky, NA may also be referred to as a "Bank"); (ii) the BANKS identified on Schedule 1.1 hereto (each a "Bank" and collectively, the "Banks");
(iii) SYPRIS SOLUTIONS, INC., a Delaware corporation, with its principal office and place of business and registered office in Louisville, Jefferson County, Kentucky (the "Borrower") and (iv) the GUARANTORS identified on Schedule 1.2 hereto (each a "Guarantor" and collectively, the "Guarantors").

                             PRELIMINARY STATEMENT:

     A. Certain of the Guarantors and their Affiliates entered into a Loan Agreement dated as of March 21, 1997, with the Agent Bank (the "Original Loan Agreement"), whereby the Agent Bank extended in favor of the Guarantors a revolving line of credit in the amount of $20,000,000, a term loan in the amount of $10,000,000 and a swing line of credit subfacility in the amount of $5,000,000.

     B. The predecessors to the Borrower and certain of the Guarantors entered into a 1997A Amended and Restated Loan Agreement dated as of November 1, 1997, with the Agent Bank (the "1997A Loan Agreement"), whereby the Agent Bank increased the revolving line of credit to $30,000,000 and the term loan to $15,000,000 and provided the swing line of credit subfacility in the amount of $5,000,000. The 1997A Loan Agreement was subsequently amended by, among other amendments, the 1998A Amendment to Loan Documents dated as of February 18, 1998.

     C. The Borrower, certain of the Guarantors, the Agent Banks and the Banks entered into the 1999 Amended and Restated Loan Agreement dated as of October 27, 1999 (the "1999 Loan Agreement"), which amended, restated and replaced the Original Loan Agreement and the 1997A Loan Agreement, as amended. The 1999 Loan Agreement provides for (i) a revolving line of credit in the amount of $100,000,000, (ii) a swing line subfacility of $5,000,000 and (iii) a letter of credit subfacility of $15,000,000. The 1999 Loan Agreement was subsequently amended by the 2000A Amendment to Loan Documents dated as of November 9, 2000 (the "2000A Amendment").

     D. The Borrower, certain of the Guarantors, the Agent and the Banks entered into the 2001A Amendment to Loan Documents dated as of February 15, 2001 and having an effective date of December 31, 2000 (the "2001A Amendment") in order to (i) change certain financial covenants and (ii) make certain other changes as set forth therein. The 1999 Loan Agreement, as amended by the 2000A Amendment and the 2001A Amendment, is referred to herein as the "Loan Agreement."

     E. The Borrower and the Guarantors have decided to restructure, reorganize and/or rename, as applicable, certain of the Guarantors, and to add a Guarantor (as summarized on Schedule 1.2 hereto), and the Banks, the Borrower and the Guarantors wish to further amend the Loan Agreement and other Loan Documents to reflect such changes in the Guarantors. Terms not defined herein shall have the meanings set forth in the Loan Agreement.

     F. Subject to the terms set forth herein, the Banks are agreeable to the restructure, reorganization and/or renaming, as applicable, of the Guarantors, and the adding of a Guarantor as described in Schedule 1.2.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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     1.   AMENDMENTS TO LOAN AGREEMENT.
          ----------------------------

          A. List of Guarantors. The list of Guarantors attached hereto as
Schedule 1.2 shall replace in its entirety Schedule 1.2 to the Loan Agreement.

          B. Organization, Standing, etc. of the Borrower and the Guarantors.
Section 5.1 of the Loan Agreement is amended and restated in its entirety as follows:

          5.1 Organization, Standing, etc. of the Borrower and the Guarantors. The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware. Sypris Test & Measurement, Inc. (successor to Bell Technologies, Inc., a Florida corporation) is a corporation duly organized and validly existing under the laws of the State of Delaware. Sypris Technologies, Inc.(successor to Tube Turns Technologies, Inc., a Kentucky corporation) is a corporation duly organized and validly existing under the laws of the State of Delaware. Sypris Electronics, LLC (successor to Group Technologies Corporation, a Florida corporation) is a limited liability company duly organized and validly existing under the laws of the State of Delaware. Sypris Data Systems, Inc. (f/k/a Metrum-DATATAPE, Inc.) is a corporation duly organized and validly existing under the laws of the State of Delaware. Sypris Techologies Marion, LLC is a limited liability company duly organized and validly existing under the laws of Delaware. The Borrower and each of the Guarantors has all requisite power and authority to own and operate its properties, to carry on its businesses as now conducted and proposed to be conducted, and to execute and deliver this Loan Agreement and the other Loan Documents to which it is a party and to carry out the terms hereof and thereof. The Borrower has delivered to the Agent Bank a true and complete copy of its Certificate of Incorporation and Bylaws as in effect on the date hereof.

     C.   The following new Section F is added to Section 4.2 of the Loan
          Agreement:

               4.2 F. Additional Loan Documents. The Borrower and the Guarantors, as applicable, shall have delivered to the Agent Bank the following Additional Loan Documents:

                    [1] Amendments to the Bell Mortgage and the Bell Assignment of Leases and Rents in form and substance acceptable to the Banks (the "Bell Amendment");

                    [2] Amendments to the TT Mortgage and the TT Assignment of Leases and Rents in form and substance acceptable to the Banks (the "TT Amendment");

                    [3] Amendments to the Financing Statements, and In Lien UCC-1 Financing Statements, necessary to reflect the restructure, reorganization and/or renaming, as applicable, of certain of the Guarantors and continue the perfection of the security interests granted pursuant to the Security Agreements and the Mortgages;

                    [4] Endorsements to the Title Insurance Policies updating title and reflecting the recording of the Bell Amendment and the TT Amendment and the restructure, reorganization and/or renaming, as applicable, of certain of the Guarantors, in form and substance acceptable to the Agent Bank and containing no new title exceptions which are unacceptable to the Agent Bank in its sole and absolute discretion;

                    [5] An ACORD 27 or other evidence satisfactory to the Agent Bank of fire and extended coverage insurance of the Real Property Collateral subject to the Mortgages, containing standard mortgagee and lender loss payee clauses in favor of the Agent Bank, and evidencing that the inventory and other tangible property of, as applicable, the Borrower and the Guarantors which is Collateral for the Obligations is insured under standard lender loss payee clauses naming the Agent Bank as an additional insured, all in amounts and coverages acceptable to the Agent Bank (the "ACORD 27 Certificate");

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                    [6] An ACORD 25 or other evidence satisfactory to the Agent
          Bank acknowledging that Agent Bank has been named as an additional insured under policies of comprehensive general liability insurance maintained by, as applicable, the Borrower or the Guarantors applicable to the Real Property Collateral (the "ACORD 25 Certificate") (the ACORD 27 Certificate and the ACORD 25 Certificate collectively are referred to herein as the "Insurance Certificates"); and

                    [7] Such other documents and instruments as the Agent Bank may reasonably request.

     2. AMENDMENT TO NEGATIVE PLEDGE AGREEMENT. The names of the Guarantors contained in the introductory paragraph on page one of the Negative Pledge Agreement are amended to read as set forth on Schedule 1.2 attached hereto.

     3. AMENDMENTS TO BELL GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among Bell and the Agent Bank on behalf of itself and the other Banks (the "Bell Guaranty") is amended as follows:

          A. Name of Guarantor. The name of the Guarantor contained in the introductory paragraph of the Bell Guaranty is amended to read as set forth on Schedule 1.2 attached hereto with respect to Bell.

          B. Recitals and Definitions. The name of the Guarantors contained in the first sentence of Section 1 of the Bell Guaranty are amended to read as set forth on Schedule 1.2 attached hereto.

     4. AMENDMENTS TO TT GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among TT and the Agent Bank on behalf of itself and the other Banks (the "TT Guaranty") is amended as follows:

          A. Name of Guarantor. The name of the Guarantor contained in the introductory paragraph of the TT Guaranty is amended to read as set forth on Schedule 1.2 attached hereto with respect to TT.

          B. Recitals and Definitions. The name of the Guarantors contained in the first sentence of Section 1 of the TT Guaranty are amended to read as set forth on Schedule 1.2 attached hereto.

     5. AMENDMENTS TO GROUP GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among Group and the Agent Bank on behalf of itself and the other Banks (the "Group Guaranty") is amended as follows:

          A. Name of Guarantor. The name of the Guarantor contained in the introductory paragraph of the Group Guaranty is amended to read as set forth on Schedule 1.2 attached hereto with respect to Group.

          B. Recitals and Definitions. The name of the Guarantors contained in the first sentence of Section 1 of the Group Guaranty are amended to read as set forth on Schedule 1.2 attached hereto.

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     6.   AMENDMENTS TO MD GUARANTY AGREEMENT. The Guaranty Agreement dated as of October 27, 1999 entered into by and among MD and the Agent Bank on behalf of itself and the other Banks (the "MD Guaranty") is amended as follows:

          A. Name of Guarantor. The name of the Guarantor contained in the introductory paragraph of the MD Guaranty is amended to read as set forth on Schedule 1.2 attached hereto with respect to MD.

          B. Recitals and Definitions. The name of the Guarantors contained in the first sentence of Section 1 of the MD Guaranty are amended to read as set forth on Schedule 1.2 attached hereto.

     7. AMENDMENT TO BELL SECURITY AGREEMENT. The name of the Guarantor contained in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between Bell and Agent Bank is amended to read as set forth on Schedule 1.2 attached hereto with respect to Bell.

     8. AMENDMENT TO TT SECURITY AGREEMENT. The name of the Guarantor contained in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between TT and Agent Bank is amended to read as set forth on Schedule 1.2 attached hereto with respect to TT.

     9. AMENDMENT TO GROUP SECURITY AGREEMENT. The name of the Guarantor contained in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between Group and Agent Bank is amended to read as set forth on Schedule 1.2 attached hereto with respect to Group.

     10. AMENDMENT TO MD SECURITY AGREEMENT. The name of the Guarantor contained in the introductory paragraph on the first page of the Security Agreement dated February 15, 2001 between MD and Agent Bank is amended to read as set forth on Schedule 1.2 attached hereto with respect to MD.

     11. RATIFICATION. Except as specifically amended by the provisions hereinabove, the Loan Documents remain in full force and effect. The Borrower and Guarantors reaffirm and ratify all of their respective obligations to Agent Bank and the Banks under all of the Loan Documents, as amended and modified hereby, including, but not limited to, the Loan Agreement, the Negative Pledge Agreement, the Guaranty Agreements, the Security Agreements and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement. Each reference to all or any of the Loan Documents contained in any other of the Loan Documents shall be deemed to be a reference to such Loan Document, as modified hereby.

     12. CONDITIONS PRECEDENT. The Banks' obligations under this Amendment are expressly conditioned upon and subject to the following:

          A. The execution and delivery by the Borrower and the Guarantors, as applicable, of this Amendment and each of the Additional Loan Documents described in Section 4.2F of the Loan Agreement;

          B. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of Borrower certifying resolutions of the Borrower's board of directors to the effect that execution, delivery and performance of this Amendment and the Additional Loan Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, the Additional Loan Documents and all other documents to be executed in connection herewith;

          C. Delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each corporate Guarantor certifying resolutions of such Guarantor's board of directors to the effect that execution, delivery and performance of this Amendment and the Additional Loan Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment, the Additional Loan Documents and all other documents to be executed in connection herewith;

          D. Delivery to the Agent Bank of a certificate of the members of each limited liability company ("LLC") Guarantor (1) certifying as to the authenticity, completeness and accuracy of, and attaching

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copies of, (a) the Certificate of Formation of such Guarantor, (b) the Operating
Agreement of such Guarantor, (c) the written consent of the managers of such Guarantor authorizing the execution, delivery and performance of this Amendment and the Additional Loan Documents to which such Guarantor is a party, and (ii) certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver on behalf of such Guarantor this Amendment and the Additional Loan Documents to which such Guarantor is a party;

          E. Delivery to the Agent Bank of copies of all documentation necessary to effectuate the reorganization, restructure and/or renaming of each of the Guarantors as summarized on Schedule 1.2 attached hereto;

          F. The representations and warranties of the Borrower and the Guarantors as applicable in this Amendment and the Additional Loan Documents shall be true and accurate in all respects; and

          G. Delivery to the Agent Bank of opinions of counsel to Borrower and the Guarantors, satisfactory to the Agent Bank.

     13. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWER. To induce the Agent Bank and the Banks to enter into this Amendment, the Borrower represents and warrants to Agent Bank and the Banks as follows:

          A. The Borrower has full power, authority, and capacity to enter into this Amendment and the Additional Loan Documents to which the Borrower is a party, and this Amendment and the Additional Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms.

          B. No uncured Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

          C. The person executing this Amendment and the Additional Loan Documents to which the Borrower is a party on behalf of the Borrower is duly authorized to do so.

          D. The representations and warranties made by the Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

          E. Except as previously disclosed to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Borrower, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrower or the ability of the Borrower to fulfill its obligations under the Loan Documents.

     14. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTORS. To induce the Agent Bank and the Banks to enter into this Amendment, the Guarantors represent and warrant to the Agent Bank and the Banks as follows:

          A. Each Guarantor has full power, authority, and capacity to enter into this Amendment and the Additional Loan Documents to which any such Guarantor is a party, and this Amendment and the Additional Loan Documents to which any such Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms.

          B. The person executing this Amendment and the Additional Loan Documents to which such Guarantor is a party on behalf of each Guarantor is duly authorized to do so.

          C. The representations and warranties made by each Guarantor in any of the Loan Documents are hereby remade and restated as of the date hereof.


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          D.   Except as previously disclosed to the Agent Bank there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of any Guarantor or the ability of any Guarantor to fulfill its obligations under the Guaranty Agreement.

     15.  MISCELLANEOUS.
          -------------

          A. Amendment and Other Fees and Expenses. The Borrower agrees to pay to or for the account of the Agent Bank, whichever is applicable, upon the closing of this Amendment (i) the cost of the endorsements to the Title Policies described in Section 4.2F(5) of the Loan Agreement, (ii) any recording or filing fees incurred by Agent Bank in connection with this 2002A Amendment, and (iii) the reasonable fees and expenses of Agent Bank's counsel in negotiating, drafting and closing this 2002A Amendment, the Additional Loan Documents and related documents.

          B. Illegality. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          C. Changes in Writing. No modification, amendment or waiver of any provision of this Amendment nor consent to any departure by the Borrower or any of the Guarantors therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          D. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent Bank and the Banks and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Guarantors may assign this Amendment in whole or in part without the prior written consent of the Agent Bank, and the Agent Bank and the Banks at any time may assign this Amendment in whole or in part, as provided in Section 11 of the Loan Agreement.

          E. Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each Guarantor has caused this Amendment to be duly executed as of the day and year first above written.

     BANK ONE, KENTUCKY, NA, as Agent Bank ("the Agent Bank")

     /s/ Thelma B. Ferguson
     -----------------------------------------------------
     By: Thelma B. Ferguson, First Vice President

     BANK ONE, KENTUCKY, NA as a Bank

     /s/ Thelma B. Ferguson
     -----------------------------------------------------
     By: Thelma B. Ferguson, First Vice President

     BANK OF AMERICA, N.A. as a Bank

     /s/ Bryan Hulker
     -----------------------------------------------------
     By: Bryan Hulker, Vice President

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     LASALLE BANK NATIONAL ASSOCIATION as a Bank

     /s/ A. Mark Mital
     -----------------------------------------------------
     By: A. Mark Mital, Vice President

     SUNTRUST BANK as a Bank

     /s/ Scott T. Corley
     -----------------------------------------------------
     By: Scott T. Corley, Director

     U.S. BANK NATIONAL ASSOCIATION d/b/a FIRSTAR BANK, N.A., as a Bank

     /s/ Toby Rau
     -----------------------------------------------------
     By: Toby Rau, Assistant Vice President

     SYPRIS SOLUTIONS, INC. (the "Borrower")

     /s/ David D. Johnson
     -----------------------------------------------------
     By:  David D. Johnson, Vice President

     SYPRIS TEST & MEASUREMENT, INC., a Delaware corporation (successor to BELL TECHNOLOGIES, INC., a Florida corporation) ("Bell") (as a "Guarantor" and solely with respect to Sections 4.2F, 6 and 7 of the Loan Agreement)

     /s/ David D. Johnson
     -----------------------------------------------------
     By:  David D. Johnson, Treasurer

     SYPRIS TECHNOLOGIES, INC., a Delaware corporation (successor to TUBE TURNS TECHNOLOGIES, INC., a Kentucky corporation) ("TT") (as a "Guarantor" and solely with respect to Sections 4.2F, 6 and 7 of the Loan Agreement)

     /s/ David D. Johnson
     -----------------------------------------------------
     By: David D. Johnson, Treasurer

     SYPRIS ELECTRONICS, LLC, a Delaware limited liability company (successor to GROUP TECHNOLOGIES CORPORATION, a Florida corporation) ("Group") (as a "Guarantor" and solely with respect to Sections 4.2F, 6 and 7 of the Loan Agreement)

     /s/ David D. Johnson
     -----------------------------------------------------
     By: David D. Johnson, Treasurer

     SYPRIS DATA SYSTEMS, INC., a Delaware corporation (f/k/a METRUM-DATATAPE, INC.) ("MD") (as a "Guarantor" and solely with respect to Sections 4.2F, 6 and 7 of the Loan Agreement)

     /s/ David D. Johnson
     -----------------------------------------------------
     By: David D. Johnson, Treasurer

     SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company ("STM") (as a "Guarantor") and solely with respect to Sections 4.2F, 6 and 7 of the Loan Agreement)

     /s/ David D. Johnson
     -----------------------------------------------------
     By: David D. Johnson, Treasurer

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